The Prospectus and Statement of Additional Information relating to the Goldman Sachs Variable Insurance Trust's (the "Trust") Internet Tollkeeper Fund as filed with the Securities and Exchange Commission on January 31, 2000 as part of the Trust's Post-Effective Amendment No. 3 pursuant to the Securities Act of 1933 (Accession No. 0000950130-00-000305) are incorporated herein by reference.